                                                                   Exhibit 5




               (LETTERHEAD OF BAKER & BOTTS, L.L.P. APPEARS HERE)



G-40,485.78
                                                              January 14, 1994





Battle Mountain Gold Company
333 Clay Street, 42nd Floor
Houston, Texas  77002

Gentlemen:

                 As set forth in the Registration Statement on Form S-3 (the "Registration Statement") to be filed by Battle Mountain Gold Company, a Nevada corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to (i) debt securities of the Company ("Debt Securities"), (ii) shares of preferred stock, par value $1.00 per share, of the Company ("Preferred Stock"), (iii) depositary shares representing fractional interests in Preferred Stock ("Depositary Shares"), (iv) shares of common stock, par value $0.10 per share, of the Company ("Common Stock") and (v) warrants ("Warrants") to purchase Debt Securities, Preferred Stock or Common Stock (the Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Warrants are collectively referred to herein as the "Securities"), to be issued and sold by the Company from time to time pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $200,000,000, certain legal matters in connection with the Securities are being passed upon for you by us. At your request, this opinion is being furnished to you for filing as Exhibit 5 to the Registration Statement.

                 In our capacity as your counsel in the connection referred to above, we have examined (i) the Company's Restated Articles of Incorporation and Amended Bylaws, each as amended to date, (ii) the form of Indenture to be executed by the Company and The Bank of New York, as trustee, relating to senior Debt Securities (the "Senior Debt Indenture"), (iii) the form of Indenture to be executed by the Company and The Bank of New York, as trustee, relating to subordinated Debt Securities (the "Subordinated Debt Indenture") and (iv) the originals, or copies certified or otherwise identified, of corporate records of the Company, certificates of public officials and of representatives of the Company, statutes and other instruments and documents as a basis for the opinions

Battle Mountain Gold Company               -2-                January 14, 1994

hereinafter expressed. In giving such opinions, we have relied upon certificates of officers of the Company with respect to the accuracy of the material factual matters contained in such certificates.

                 On the basis of the foregoing, and subject to the assumptions, limitations and qualifications hereinafter set forth, we are of the opinion that:

                 1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Nevada.

                 2. With respect to shares of Common Stock, when (i) the Board of Directors of the Company or, to the extent permitted by the Nevada Revised Statutes, a duly constituted and acting committee thereof (such Board of Directors or committee being hereinafter referred to as the "Board"), has taken all necessary corporate action to approve the issuance of and the terms of the offering of the shares of Common Stock and related matters and (ii) certificates representing the shares of Common Stock have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment of the consideration therefor (not less than the par value of the Common Stock) provided for therein or (b) upon conversion, exchange or exercise of any other Security, in accordance with the terms of such Security, or the instrument governing such Security providing for such conversion, exchange or exercise, as approved by the Board, for the consideration approved by the Board (not less than the par value of the Common Stock), the shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

                 3. With respect to shares of Preferred Stock, when (i) the Board has taken all necessary corporate action to approve the issuance and terms of the shares of Preferred Stock, the terms of the offering thereof and related matters, including the adoption of a Certificate of Resolution (a "Certificate") relating to such Preferred Stock and the filing of such Certificate with the Secretary of State of the State of Nevada, and (ii) certificates representing the shares of Preferred Stock have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment of the consideration therefor (not less than the par value of the Preferred Stock) provided for therein or (b) upon conversion, exchange or exercise of any other Security, in accordance with the terms of such Security, or the instrument governing such Security providing for such conversion, exchange or exercise, as approved by the Board, for the consideration approved

Battle Mountain Gold Company                  -3-            January 14, 1994



by the Board (not less than the par value of the Preferred Stock), the shares of Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable.

                 4. With respect to Depositary Shares, when (i) the Board has taken all necessary corporate action to approve the issuance and terms of the Depositary Shares, the terms of the offering thereof and related matters, including the adoption of a Certificate relating to the Preferred Stock underlying such Depositary Shares and the filing of such Certificate with the Secretary of State of the State of Nevada, (ii) the Depositary Agreement or Agreements relating to the Depositary Shares and the related Depositary Receipts have been duly authorized and validly executed and delivered by the Company and the Depositary appointed by the Company, (iii) the shares of Preferred Stock underlying such Depositary Shares have been deposited with a bank or trust company (which meets the requirements for the Depositary set forth in the Registration Statement) under the applicable Depositary Agreement and (iv) the Depositary Receipts representing the Depositary Shares have been duly executed, countersigned, registered and delivered in accordance with the appropriate Depositary Agreement and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein (but not less than the par value of the Preferred Stock underlying such Depositary Shares), the Depositary Shares will be duly authorized and validly issued.

                 5. With respect to Debt Securities to be issued under the Senior Debt Indenture, when (i) the Senior Debt Indenture has been duly authorized and validly executed and delivered by the Company to The Bank of New York, as trustee, (ii) the Senior Debt Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, (iii) the Board has taken all necessary corporate action to approve the issuance and terms of such Debt Securities, the terms of the offering thereof and related matters and (iv) such Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Senior Debt Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein, such Debt Securities will be legally issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement is subject to (x) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Battle Mountain Gold Company             -4-                  January 14, 1994



                 6. With respect to Debt Securities to be issued under the Subordinated Debt Indenture, when (i) the Subordinated Debt Indenture has been duly authorized and validly executed and delivered by the Company to The Bank of New York, as trustee, (ii) the Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, (iii) the Board has taken all necessary corporate action to approve the issuance and terms of such Debt Securities, the terms of the offering thereof and related matters and (iv) such Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Subordinated Debt Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein, such Debt Securities will be legally issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement is subject to (x) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 7. With respect to the Warrants, when (i) the Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Warrants, the terms of the offering thereof and related matters, (ii) the Warrant Agreement or Agreements relating to the Warrants have been duly authorized and validly executed and delivered by the Company and the Warrant Agent appointed by the Company and (iii) the Warrants or certificates representing the Warrants have been duly executed, countersigned, registered and delivered in accordance with the appropriate Warrant Agreement or Agreements and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein, the Warrants will be duly authorized and validly issued.

                 For the purposes of this opinion, we have assumed that (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective, (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing the Securities offered thereby, (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate Prospectus Supplement, (iv) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by the Company and the other parties thereto and (v) any Securities issuable upon conversion, exchange or exercise of any Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise.

Battle Mountain Gold Company          -5-                     January 14, 1994




                 To the extent that the opinions expressed herein involve the laws of the State of Nevada, we have relied upon the opinion of even date herewith addressed to you of Messrs. Vargas & Bartlett of Reno, Nevada.

                               Very truly yours,

                               Baker & Botts, L.L.P.

                 (LETTERHEAD OF VARGAS & BARTLETT APPEARS HERE)



                                January 14, 1994



Battle Mountain Gold Company
333 Clay Street, 42nd Floor
Houston, Texas  77002

Gentlemen:

                 As set forth in the Registration Statement on Form S-3 (the "Registration Statement") to be filed by Battle Mountain Gold Company, a Nevada corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to (i) debt securities of the Company ("Debt Securities"), (ii) shares of preferred stock, par value $1.00 per share, of the Company ("Preferred Stock"), (iii) depositary shares representing fractional interests in Preferred Stock ("Depositary Shares"), (iv) shares of common stock, par value $0.10 per share, of the Company ("Common Stock") and (v) warrants ("Warrants") to purchase Debt Securities, Preferred Stock or Common Stock (the Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Warrants are collectively referred to herein as the "Securities"), to be issued and sold by the Company from time to time pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $200,000,000, certain legal matters in connection with the Securities are being passed upon for you by us. At your request, this opinion is being furnished to you for the reliance of Baker & Botts, L.L.P. with respect to the matters of Nevada law on which they will be furnishing an opinion for filing as an exhibit to the Registration Statement.


                 In our capacity as your special Nevada counsel in the connection referred to above, we have examined (i) the Company's Restated Articles of Incorporation and Amended Bylaws, each as amended to date, (ii) the form of Indenture to be executed by the Company and The Bank of New York, as trustee, relating to senior Debt Securities (the "Senior Debt Indenture"),
(iii) the form of Indenture to be executed by the Company and The Bank of New York, as trustee, relating to subordinated Debt Securities (the "Subordinated Debt Indenture") and (iv) the originals, or copies certified or otherwise identified, of corporate records of the Company, certificates of public officials and of representatives of the Company, statutes and other instruments and documents as a basis for the opinions hereinafter expressed. In giving such opinions, we have relied upon

Battle Mountain Gold Company
January 14, 1994
Page 2

certificates of officers of the Company with respect to the accuracy of the material factual matters contained in such certificates.

                 On the basis of the foregoing, and subject to the assumptions, limitations and qualifications hereinafter set forth, we are of the opinion that:

                 1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Nevada.

                 2. With respect to shares of Common Stock, when (i) the Board of Directors of the Company or, to the extent permitted by the Nevada Revised Statutes, a duly constituted and acting committee thereof (such Board of Directors or committee being hereinafter referred to as the "Board"), has taken all necessary corporate action to approve the issuance of and the terms of the offering of the shares of Common Stock and related matters and (ii) certificates representing the shares of Common Stock have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment of the consideration therefor (not less than the par value of the Common Stock) provided for therein or (b) upon conversion, exchange or exercise of any other Security, in accordance with the terms of such Security, or the instrument governing such Security providing for such conversion, exchange or exercise, as approved by the Board, for the consideration approved by the Board (not less than the par value of the Common Stock), the shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

                 3. With respect to shares of Preferred Stock, when (i) the Board has taken all necessary corporate action to approve the issuance and terms of the shares of Preferred Stock, the terms of the offering thereof and related matters, including the adoption of a Certificate of Resolution (a "Certificate") relating to such Preferred Stock and the filing of such Certificate with the Secretary of State of the State of Nevada, and (ii) certificates representing the shares of Preferred Stock have been duly executed, countersigned, registered and delivered either (a) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment of the consideration therefor (not less than the par value of the Preferred Stock) provided for therein or (b) upon conversion, exchange or exercise of any other Security, in accordance with the terms of such Security, or the instrument governing such Security providing for such conversion, exchange or exercise, as approved by the Board, for the consideration approved

Battle Mountain Gold Company
January 14, 1994
Page 3


by the Board (not less than the par value of the Preferred Stock), the shares of Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable.

                 4. With respect to Depositary Shares, when (i) the Board has taken all necessary corporate action to approve the issuance and terms of the Depositary Shares, the terms of the offering thereof and related matters, including the adoption of a Certificate relating to the Preferred Stock underlying such Depositary Shares and the filing of such Certificate with the Secretary of State of the State of Nevada, (ii) the Depositary Agreement or Agreements relating to the Depositary Shares and the related Depositary Receipts have been duly authorized and validly executed and delivered by the Company and the Depositary appointed by the Company, (iii) the shares of Preferred Stock underlying such Depositary Shares have been deposited with a bank or trust company (which meets the requirements for the Depositary set forth in the Registration Statement) under the applicable Depositary Agreement and (iv) the Depositary Receipts representing the Depositary Shares have been duly executed, countersigned, registered and delivered in accordance with the appropriate Depositary Agreement and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein (but not less than the par value of the Preferred Stock underlying such Depositary Shares), the Depositary Shares will be duly authorized and validly issued.

                 5. With respect to Debt Securities to be issued under the Senior Debt Indenture, when (i) the Senior Debt Indenture has been duly authorized and validly executed and delivered by the Company to The Bank of New York, as trustee, (ii) the Senior Debt Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, (iii) the Board has taken all necessary corporate action to approve the issuance and terms of such Debt Securities, the terms of the offering thereof and related matters, and (iv) such Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Senior Debt Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein, such Debt Securities will be legally issued and will constitute valid and binding obligations of the Company.

                 6. With respect to Debt Securities to be issued under the Subordinated Debt Indenture, when (i) the Subordinated Debt Indenture has been duly authorized and validly executed and delivered by the Company to The Bank of New York, as trustee, (ii) the Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, (iii) the Board has taken all necessary corporate action to approve the

Battle Mountain Gold Company
January 14, 1994
Page 4


issuance and terms of such Debt Securities, the terms of the offering thereof and related matters and (iv) such Debt Securities have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Subordinated Debt Indenture and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein, such Debt Securities will be legally issued and will constitute valid and binding obligations of the Company.

                 7. With respect to the Warrants, when (i) the Board has taken all necessary corporate action to approve the creation of and the issuance and terms of the Warrants, the terms of the offering thereof and related matters, (ii) the Warrant Agreement or Agreements relating to the Warrants have been duly authorized and validly executed and delivered by the Company and the Warrant Agent appointed by the Company and (iii) the Warrants or certificates representing the Warrants have been duly executed, countersigned, registered and delivered in accordance with the appropriate Warrant Agreement or Agreements and the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment (or delivery) of the consideration therefor provided for therein, the Warrants will be duly authorized and validly issued.

                 For the purposes of this opinion, we have assumed that (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective, (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing the Securities offered thereby, (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate Prospectus Supplement, (iv) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by the Company and the other parties thereto and (v) any Securities issuable upon conversion, exchange or exercise of any Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise.

Battle Mountain Gold Company
January 14, 1994
Page 5


                 This opinion is limited to matters of Nevada law. We express no opinion as to the laws of any other state, the federal law of the United States, or the effect of any applicable federal or state securities laws. In addition, we render no opinion as to the enforceability in accordance with their respective terms of any specific provisions of the Senior Debt Indenture or the Subordinated Debt Indenture.

                                                            Very truly yours,



                                                            VARGAS & BARTLETT